UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 12, 2008

Date of Report

(Date of earliest event reported)

CORE-MARK HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 589-9445

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2008, the Board of Directors (the “Board”) of Core-Mark Holdings Company, Inc. (the “Company”) approved amendments to the Company’s bylaws (the “Bylaws”) principally to (i) implement a majority voting standard for uncontested elections of directors and (ii) clarify the advance notice provisions relating to stockholder-proposed board nominations and stockholder-proposed business generally.

Majority Voting Standard

Article III, Section 2 of the Bylaws has been amended to change the voting standard for the election of directors from a plurality to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director (with “abstentions” and “broker non-votes” not counted as votes cast with respect to that director). In contested elections where the number of nominees exceeds the number of directors to be elected, the voting standard will continue to be a plurality of votes cast.

If a nominee who already serves as a director fails to obtain a majority of the votes cast in an uncontested election, the director will be required to tender his or her resignation to the Board of Directors, in accordance with the Company’s Policy Regarding Election of Directors (described below). The Corporate Governance and Nominating Committee (or, if a majority of such committee did not receive the required number of votes for election or re-election, a majority of the independent directors sitting as a special committee appointed by the Board for this purpose) will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on any tendered resignation, considering any and all factors it deems relevant (including but not limited to the recommendation of the Nominating and Corporate Governance Committee or the special committee, as the case may be), and publicly disclose its decision and the reasons therefor within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board’s decision, but will otherwise continue to serve during such 90-day period. If the Board determines not to accept the tendered resignation, the director will continue to serve until the next annual meeting and until his or her successor is elected and qualified. If the resignation is accepted, the resulting vacancy on the Board may be filled by an action of the Board.

Article II, Section 14 of the Bylaws has been amended to provide that any director nominee proposed by shareholders must deliver a statement that, if elected, he or she agrees to tender an irrevocable offer of resignation, in accordance with the Company’s Policy Regarding Election of Directors applicable to all director nominees, upon a failure to receive the required majority vote in a subsequent uncontested election.

Advance Notice Provisions

Article II, Section 14 of the Bylaws has been amended to (i) clarify that the advance notice provisions in the Bylaws extend to all stockholder nominations of persons to stand for election as directors of the Company and to all other stockholder proposals of business and are the exclusive means for a stockholder to submit such business, other than proposals governed by Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (which provides its own procedural requirements), (ii) extend the advance notification periods for stockholder proposals and (iii) revise and expand the scope of information that a stockholder must provide to the Company in connection with any proposal to explicitly include, among other items, any short position and any hedging or other derivative position.

As amended, Section 14 requires that a stockholder making a proposal must be a holder of record at the time of giving the required notice and must comply with the other requirements contained in Section 14. To be timely, any nomination or other business to be brought before the annual meeting must be in writing and delivered to the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the date fixed by the Board for such meeting and not later than the close of business on the later of (i) the 90th day prior to the date fixed by the Board for such meeting and (ii) the 10th day following the date on which public announcement of the date of such meeting is first made by the Company. Previously, the advance notice periods included in the Bylaws required a stockholder to provide prior notice not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. The amendments to Section 14 also include advance notice requirements regarding any nominations or other proposals to be presented at any special meeting of stockholders that are similar to the advance notice provisions concerning any annual meeting of stockholders. The adjournment or postponement of an annual meeting or special meeting, or the public announcement thereof, will not commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

As amended, Section 14 requires that a stockholder making a nomination or proposal must provide the Company with certain information, including the ownership interests, both direct and indirect, of the stockholder and the beneficial owner, if any, on whose behalf the nomination of proposal is made in the Company. Such information must include, among other things, a description of (i) any agreement, arrangement or understanding (including derivative positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights and hedging or swap transactions) directly or indirectly mitigating loss with respect to, managing the risk associated with, or providing the stockholder with an opportunity to profit from any change in the value of the Company’s capital stock, (ii) any agreement, arrangement or understanding involving the right to vote or control the voting of any shares of the Company (including any borrowed or loaned shares), (iii) any short interest in any security of the Company and (iv) any rights to dividends on the shares of the Company owned beneficially by such stockholder that are separated or separable from the underlying shares of the Company.

The stockholder and beneficial owner, if any, are required to supplement such information previously disclosed not later than 10 days after the record date for the meeting of stockholders to disclose such ownership as of the record date. With respect to a nomination, the stockholder submitting the nomination is required to provide information including (i) the proposed nominee and his or her relationships with the stockholder and beneficial owner, if any, and (ii) compensation and other material monetary agreements, arrangements and understandings during the past three years between the stockholder and the beneficial owner, if any, and the proposed nominee. With respect to any business other than a nomination, Section 14 requires that a stockholder making a proposal provide the Company with, among other things, (i) details about the proposal, (ii) the reason for conducting such business at the meeting and (iii) information about any material interest of the stockholder and the beneficial owner, if any, in such business and a description of all agreements, arrangement and understanding between the stockholder and beneficial owner, if any, and any other person in connection with the proposal.

Other Changes

The amended Bylaws contain various typographical and other changes that do not affect the substantive content of the Bylaws.

The amended Bylaws are effective as of August 12, 2008 and are attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 8.01 Other Events

In addition to the amendments to the Bylaws, the Board also approved the adoption of a Policy Regarding the Election of Directors (the “Policy”). The Policy provides that any director who fails to receive the number of votes required for election or re-election will tender an irrevocable offer of resignation to the Board. The Policy also provides that the Board will fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors in accordance with the Policy.

The Policy is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Number	Description
3.2	Second Amended and Restated Bylaws of Core-Mark Holding Company, Inc.

99.1	Policy Regarding the Election of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2008

CORE-MARK HOLDING COMPANY, INC.

By:	/s/ Stacy Loretz-Congdon
Name: Stacy Loretz-Congdon Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.2	Second Amended and Restated Bylaws of Core-Mark Holding Company, Inc.

99.1	Policy Regarding the Election of Directors

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